Exhibit 99.1

Boxed to Become A U.S. Publicly Traded Company Through Merger With Seven Oaks Acquisition Corp.

Boxed and Seven Oaks Acquisition Corp. [Nasdaq: SVOK] Enter Into Business Combination Agreement

Boxed Leverages its Proprietary, End-to-End, AI and Robotics-Driven E-Commerce Platform to Deliver a User-Friendly Shopping Experience for Bulk Consumables

Company Projecting +40% 2022 YoY Net Revenue Growth

Transaction Expected to Deliver Boxed $334 Million of Net Cash Proceeds to Fund Growth Through $259 Million Seven Oaks Cash in Trust and $120 Million from Institutional and Strategic Investors Committing to Invest at Closing in Combination of Common Stock and Convertible Notes

Pro Forma Implied Equity Value of Approximately $900 Million

Management’s Remarks Available via Webcast

New York, June 14, 2021 – Boxed, Inc. (“Boxed” or “the Company”; legally known as “Giddy Inc. d/b/a Boxed”), an e-commerce grocery shopping platform selling bulk consumables to households and businesses, and Seven Oaks Acquisition Corp. (“Seven Oaks” or “SVOK”) (Nasdaq: SVOK, SVOKU, SVOKW), a publicly-traded special purpose acquisition company, today announced a definitive agreement for a business combination that would result in Boxed becoming a public company. The combined company will be called Boxed, Inc. upon the closing of the transaction and is expected to be listed in the U.S. under a new ticker symbol. Boxed will continue to be led by Chieh Huang, Boxed’s Chief Executive Officer. Gary Matthews, Chairman and Chief Executive Officer of Seven Oaks Acquisition Corp., will serve as Boxed’s Chairman of the Board when the business combination is complete.

Founded in 2013, Boxed makes shopping for bulk consumables easy and convenient, without the requirement of a “big-box” store membership. By leveraging its proprietary end-to-end e-commerce platform to provide Business-to-Consumer (“B2C”) and Business-to-Business (“B2B”) customers with a delightful and user-friendly basket-building shopping experience, Boxed maintains a differentiated approach in a $100 billion+ U.S. online grocery market which is expected to grow at an approximately 20% CAGR over the next five years. This has propelled the Company’s average order value to about $100 per order and its exceptional Net Promoter Score (“NPS”) to 69. The convenience of a curated, mobile-first, basket-building shopping experience, fueled by the strength of Boxed’s brand, AI and robotics-driven technology and B2B capabilities, sets the Company apart from industry peers.

Boxed is also monetizing its proprietary end-to-end technology through a unique Software-as-a-Service (“SaaS”) offering. In January 2021, the Company signed a multi-year SaaS partnership agreement with Aeon Group, one of Asia’s largest retail conglomerates.

Boxed is a founder-led business with strong ESG principles. Boxed has developed a powerful, unique brand, known for doing right by its customers, employees and society.

Investment Highlights:

•	Leverages proprietary technology to promote a curated, simple shopping experience which drives big basket sizes of approximately $100, or eight items per average order, for its B2C platform
•	Significant B2B business servicing a wide-range of customers, from small and midsize businesses to Fortune 100 enterprises; well-positioned to capitalize on the reopening of the U.S. economy
•	Rapidly growing BoxedUp paid subscriber base providing a loyal, recurring revenue stream
•	Vertically-integrated technology stack that includes the customer-facing front-end, the operational back-end software and homegrown fulfillment automation robotics
•	Monetizing proprietary technology platform through unique SaaS business
•	Proven commitment to an ESG mission with a majority of corporate office positions held by ethnic minorities, and the Company consolidates large orders to reduce carbon footprint

“We are excited to take this important step forward to position Boxed for our next phase of growth,” Mr. Huang said. “This transaction will allow Boxed to capitalize on the tailwinds that e-commerce businesses are experiencing. This capital will also allow us to fund B2B growth, third-party marketplace expansion and drive our unique SaaS business. We look forward to partnering with the seasoned team at Seven Oaks as we leverage their operational and public company expertise.”

Mr. Matthews commented, “Boxed is a phenomenal business that meets all of the criteria as a Seven Oaks investment. Our partnership with Boxed is consistent with our goal to deliver attractive and sustainable returns to our investors through a focus on growth companies that aspire to make a positive social impact.

Mr. Matthews continued, “Boxed is a leading e-commerce platform with significant competitive advantages and multiple opportunities to accelerate growth and drive value creation. We are confident that by supporting Chieh and the talented management team with our proven operating playbook, Boxed will continue to achieve success in a rapidly growing market.”

Transaction Overview

Under the terms of the proposed transaction, Boxed and Seven Oaks will merge with a pro forma combined equity value of approximately $900 million. The combined company is expected to receive $334 million in net cash proceeds from a combination of Seven Oaks’ cash in trust of approximately $259 million, assuming no redemptions by Seven Oaks’ public stockholders, as well as a $120 million fully committed private placement financing. There are no secondary shares being sold by existing Boxed shareholders in the transaction.

The private placement consists of a combination of common stock and convertible notes from institutional and strategic investors including Brigade Capital Management, Avanda Investment Management and Onex Credit, and will close concurrently with the merger. The 7.00% senior unsecured convertible notes have a five-year maturity and a conversion price of $12.00, representing a 20% premium to the purchase price of the common shares. Boxed’s current equity holders will own approximately 62% of the pro forma company immediately after closing, assuming no redemptions.

The Boards of Directors of each of Seven Oaks and Boxed have approved the transaction. The transaction will require the approval of the stockholders of both Seven Oaks and Boxed, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the fourth quarter of 2021.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K that will be filed by Seven Oaks Acquisition Corp. with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Citi and PJ Solomon are acting as financial advisors to Boxed. Wells Fargo Securities, Nomura and JonesTrading Institutional Services are acting as capital markets and financial advisors to SVOK; and BTIG is acting as capital markets advisor to Boxed. Wells Fargo Securities, Nomura and JonesTrading Institutional Services LLC acted as placement agents for SVOK. Latham & Watkins is acting as legal counsel to Boxed. Winston & Strawn is acting as legal counsel to SVOK. Proskauer Rose is acting as legal counsel to the placement agents.

Management Remarks

The webcast of Boxed’s and Seven Oaks' management discussing the transaction, a related investor presentation with more detailed information regarding the proposed transaction and a transcript of the webcast will be available at https://www.sevenoaksacquisition.com/events-and-presentations.

About Boxed

Boxed is an e-commerce platform selling bulk, high-repeat consumables to consumers and businesses. Founded in 2013, the Company makes shopping for bulk consumables easy and convenient without the requirement of a “big-box” store membership. Boxed leverages its proprietary end-to-end e-commerce platform to provide B2C and B2B customers with a simple basket-building shopping experience, yielding high average order values. Boxed also enables other companies to leverage its AI and robotics-driven e-commerce technology through a unique SaaS offering. The Company has developed a powerful, unique brand, known for doing right by its customers, employees and society.

About Seven Oaks Acquisition Corp.

Seven Oaks Acquisition Corp. is a special purpose acquisition company formed for the purpose of entering into a business combination. Its goal is to deliver attractive and sustainable returns to investors through an investment in a growth-oriented company that aspires to make a positive social impact with an emphasis on good Environmental, Social and Governance (“ESG”) practices. Seven Oaks raised $258.75 million in its initial public offering in December 2020 and its securities are listed on Nasdaq under the tickers “SVOK,” “SVOKU” and “SVOKW.” Seven Oaks is led by an experienced team of managers, operators and investors who have played important roles in helping build and grow profitable public and private businesses to create value for stockholders. For more information please visit https://www.sevenoaksacquisition.com/.

Important Information About the Business Combination and Where to Find It

Seven Oaks intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to Seven Oaks' stockholders in connection with its solicitation of proxies for the vote by Seven Oaks’ stockholders with respect to the business combination and other matters as may be described in the registration statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the business combination to certain of Boxed’s stockholders. After the registration statement is declared effective, Seven Oaks will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Seven Oaks' stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Boxed, Seven Oaks and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Seven Oaks as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Seven Oaks’ secretary at 445 Park Avenue, 17th Floor, New York, NY 10022, (917) 214-6371.

Participants in the Solicitation

Seven Oaks and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Seven Oaks’ stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Seven Oaks’ directors and officers in Seven Oaks’ filings with the SEC, including Seven Oaks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on June 3, 2021, and such information and names of Boxed’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Seven Oaks, which will include the proxy statement/prospectus of Seven Oaks for the business combination. Stockholders can obtain copies of Seven Oaks’ filings with the SEC, without charge, at the SEC’s website at www.sec.gov. Boxed and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Seven Oaks in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the business combination when available.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Seven Oaks' or Boxed's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Boxed operates and anticipated growth in demand for Boxed's services, projections of Boxed's future financial results and other metrics, the satisfaction of closing conditions to the proposed business combination and the timing of the completion of the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Seven Oaks and its management, and Boxed and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the proposed business combination; (ii) the outcome of any legal proceedings that may be instituted against Seven Oaks, Boxed, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Seven Oaks or Boxed; (iv) the inability of Boxed to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Boxed as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (ix) costs related to the business combination; (x) changes in applicable laws or regulations; (xi) the possibility that Boxed or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Boxed's estimates of expenses and profitability; (xiii) the evolution of the markets in which Boxed competes; (xiv) the ability of Boxed to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of Boxed to defend its intellectual property; (xvi) the ability of Boxed to satisfy regulatory requirements; (xvii) the impact of the COVID-19 pandemic on Boxed's and the combined company's business; and (xviii) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Seven Oaks' Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on June 3, 2021, and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to Seven Oaks' stockholders and related registration statement on Form S-4, including those set forth under "Risk Factors" therein, and other documents to be filed with the SEC by Seven Oaks.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Seven Oaks nor Boxed undertakes any duty to update these forward-looking statements.

Investor Contacts

Seven Oaks:

Drew Pearson

drew@sevenoaksacquisition.com

Boxed:

Chris Mandeville

ICR

BoxedIR@icrinc.com

Media Contacts

Boxed:

Keil Decker

ICR

BoxedPR@icrinc.com